UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2022
MGM Resorts International
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 29, 2022, MGM Resorts International (the “Company”) filed a Current Report on Form 8-K reporting that the transactions contemplated by the Master Transaction Agreement dated August 4, 2021 by and among MGM Growth Properties LLC, a Delaware limited liability company, MGM Growth Properties Operating Partnership LP, a Delaware limited partnership, VICI Properties Inc., a Maryland corporation, Venus Sub LLC, a Delaware limited liability company, VICI Properties L.P., a Delaware limited partnership, VICI Properties OP LLC, a Delaware limited liability company, and the Company closed on April 29, 2022. This Amendment No. 1 on Form 8-K/A amends the initial Form 8-K filed by the Company on April 29, 2022 solely to include the pro forma financial information required by Item 9.01(b) of Form 8-K, and should be read in conjunction with the initial Form 8-K. No other amendments to the initial Form 8-K are being made by this Amendment No. 1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)Not applicable.
(b)Pro forma financial information. Unaudited pro forma condensed consolidated financial information included as Exhibit 99.1.
(c)Not applicable.
(d)Exhibits:

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: May 2, 2022	By:	/s/ Todd Meinert
Todd Meinert
Title: Senior Vice President and Chief Accounting Officer